Exhibit 99.1

Allied Esports Entertainment Announces Conclusion of Strategic Review Process and Rebranding

Company to retain and restructure esports operations with focus on experiential entertainment and gaming products and services to expand addressable market

Corporate rebranding and name change to Allied Gaming & Entertainment to reflect new strategic focus

Robert Proctor appointed CEO of Allied Esports International subsidiary

NEW YORK (December 1, 2022) — Allied Gaming & Entertainment, Inc. (NASDAQ: AGAE), f/k/a Allied Esports Entertainment, Inc. (NASDAQ: AESE) (the “Company” or “AGAE”), a global experiential entertainment company, today announced the conclusion of its previously announced strategic review process. The strategic review was overseen by the Company’s Board of Directors and included the assistance of The Benchmark Company, which served as the Company’s exclusive financial advisor in connection with a potential business combination transaction. After carefully considering possible alternatives, the Company has determined that its shareholders’ interests will be best served by restructuring its existing esports business operations and expanding its focus to include a broader array of entertainment and gaming products and services in lieu of seeking a single business combination transaction.

“After a thorough review of potential M&A opportunities across a wide range of industries, we have decided our stockholders are best served by not pursuing a single significant transaction at this time,” said Yinghua Chen, CEO of the Company. “Given our deep roots and established position in esports and gaming, I am confident we can bring our operational acumen, unique assets and valuable resources to restructure our existing esports business and also offer a wider range of popular entertainment products and services to the broader gaming community. By building beyond esports, our new strategy will provide the next level of experiential entertainment to the world of gamers. Looking ahead, we expect to achieve strong growth through both organic expansion and reasonably sized tuck-in acquisitions to help us capitalize on this burgeoning market opportunity.”

In alignment with today’s announcement, the Company changed its corporate name and rebranded to “Allied Gaming & Entertainment Inc.” The Company’s common stock continues to be publicly traded on the Nasdaq Capital Market under the new ticker symbol “AGAE.”

In addition, the Company has appointed Robert Proctor as the new CEO of Allied Esports International (“Allied Esports”), a 100% owned subsidiary of the Company, to lead the restructuring of the Company’s esports business. Proctor is a seasoned executive and entrepreneur with three decades of experience spanning a variety of industries. He has held C-level positions for public and private companies in entertainment, technology and media, including as CEO of Audioboom Group plc (LON: BOOM.), an international digital media platform, where he transformed the start-up into a fully listed publicly traded company that is now the fourth largest podcast company in the world.

“I am delighted to announce Rob’s appointment to Chief Executive Officer of Allied Esports International,” said Ms. Chen. “Rob is a veteran business leader and entrepreneur in the broadcasting, media and entertainment industries and possesses a unique combination of experience in content creation, global media sales, brand building, operation and strategic planning knowledge. We believe he is a great fit for fulfilling the new direction of our esports business. I look forward to working closely with him on improving the Company’s cash flow and financial flexibility.”

Under Proctor’s leadership, Allied Esports intends to implement the following restructuring plan:

●	Leveraging the business’ unique physical assets, including HyperX Arena Las Vegas and the Allied Esports Trucks, to create and deliver hyper-engaged, integrated gameplay and viewing experiences across multiple content genres, such as entertainment, sports and esports;

●	Seizing the scalability of virtual audiences to become the world’s leading live/virtual live experience content creator and broadcaster with an emphasis on direct audience monetization;

●	Strengthening the Allied Esports brand through experiential, lifestyle and content offerings that reach a broader consumer base while delivering long-term value;

●	Creating proprietary brand-forward content designed to build stronger partnerships across a multitude of advertising categories; and

●	Growing and retaining audiences and users through the development of a new consumer platform.

In addition to reshaping the focus of Allied Esports, AGAE will also look to grow organically through the development of additional businesses that complement the Allied Esports business while targeting the much broader global gaming market and 3.2 billion global gamers. AGAE is currently exploring potential opportunities to expand its location-based-entertainment expertise with a focus on gaming lifestyle and experiential entertainment, as well as growing its digital footprint and monetization capabilities through mobile gaming, which accounted for half of the 203 billion dollars in revenue of the global gaming market in 2021. Additional details of AGAE’s plans will be provided at an appropriate time.

About Allied Gaming & Entertainment

Allied Gaming & Entertainment Inc. (Nasdaq: AGAE) is a global experiential entertainment company focused on providing a growing world of gamers with unique experiences through renowned assets, products and services. For more information, visit alliedesports.gg.

Forward-Looking Statements

This communication contains certain forward-looking statements under federal securities laws. Forward-looking statements may include our statements regarding our goals, beliefs, strategies, objectives, plans, including product and service developments, future financial conditions, results or projections or current expectations. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “intend” or “continue,” the negative of such terms, or other comparable terminology. These statements are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those contemplated by the forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our control, that could cause actual results or outcomes to differ materially from those discussed in these forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to meet Nasdaq’s continued listing standards; our ability to execute on our business plan; the ability to retain key personnel; potential litigation; general economic and market conditions impacting demand for our services; a change in our plans to enter into one or more future acquisition or strategic transactions using the net proceeds from the sale of our World Poker Tour business in 2021; and a change in our plans to effectuate our stock repurchase program. You should consider the areas of risk described in connection with any forward-looking statements that may be made herein. The business and operations of AGAE are subject to substantial risks, which increase the uncertainty inherent in the forward-looking statements contained in this communication. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Further information on potential factors that could affect our business and results is described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on May 26, 2022, as well as subsequent reports we file with the SEC. Readers are also urged to carefully review and consider the various disclosures we made in such Annual Report on Form 10-K and in subsequent reports with the SEC.

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Investor Contact:

Lasse Glassen

Addo Investor Relations

lglassen@addoir.com

424-238-6249

Media Contact:

Brian Fisher

Allied Gaming & Entertainment, Inc.

brian@alliedesports.com